                                EXHIBIT (10)(a)


                        CONSENT OF INDEPENDENT AUDITORS

                        Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our report dated February 15, 2001 with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company, included in Post-Effective Amendment No. 1 to the Registration Statement (Form N-4 No. 333-46594) and related Prospectus of The U.S. Bancorp Investments Inc. Principal-Plus Variable Annuity.

                                                  Ernst & Young LLP

Des Moines, Iowa
April 24, 2001